SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

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[ ] Preliminary proxy statement.         [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Check Technology Corporation
_____________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL 1
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION EXERCISES AND HOLDINGS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
PROPOSAL 2
APPROVAL OF 2000 STOCK PLAN
PROPOSAL 3
APPROVAL OF AUDITORS
CERTAIN TRANSACTIONS
SHAREHOLDER PROPOSALS
GENERAL
APPENDIX A
AUDIT COMMITTEE CHARTER
2000 STOCK PLAN

CHECK TECHNOLOGY CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 22, 2001

      Notice is hereby given that the Annual Meeting of Shareholders of Check Technology Corporation will be held at the offices of the Company, 12500 Whitewater Drive, Minnetonka, Minnesota 55343 on Thursday, March 22, 2001, at 3:00 p.m., Central Standard Time, for the following purposes:

1.	To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

2.	To approve and adopt the Company’s 2000 Stock Plan.

3.	To ratify and approve the selection of independent auditors for the current fiscal year.

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on January 23, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Thomas H. Garrett III Secretary

Minnetonka, Minnesota
February 15, 2001

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

CHECK TECHNOLOGY CORPORATION

PROXY STATEMENT

Annual Meeting of Shareholders
March 22, 2001

      This Proxy Statement is furnished to the shareholders of Check Technology Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Thursday, March 22, 2001, at the offices of the Company, 12500 Whitewater Drive, Minnetonka, MN 55343, at 3:00 p.m., Central Standard Time, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person, and no additional compensation will be paid to such individuals. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the name of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The mailing of this proxy statement to shareholders of the Company commenced on or about February 15, 2001.

      The total number of shares of capital stock of the Company outstanding and entitled to vote at the meeting as of January 23, 2001 consists of 6,188,388 shares of $.10 par value Common Stock (the “Common Stock”). Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on January 23, 2001 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

      Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business.

      Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees, FOR the approval of the 2000 Stock Plan, FOR the appointment of the auditors and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

      Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF PRINCIPAL
SHAREHOLDERS AND MANAGEMENT

      The following table sets forth, as of January 23, 2001, the beneficial ownership of the Company’s Common Stock by (i) all persons who are known by the Company to hold five percent or more of the Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and officers of the Company as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class

Annette J. Brenner and Fred H. Brenner	570,300	(1)	9.2%
514 N. Wynnewood Avenue Wynnewood, PA 19096

Dimensional Fund Advisors, Inc.	349,800	(2)	5.7%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401

Jay A. Herman(3)(4)	211,695	(5)	3.4%

Thomas H. Garrett III(3)	34,167(5	)(6)	*

Gary R. Holland(3)	36,167	(5)	*

R. Stephen Armstrong(3)	0		*

Peter J. Wood(4)	17,500	(5)	*

All officers and directors as a group (7 persons)	360,975	(5)	5.7%

*	Less than 1%
(1)	Annette J. Brenner has sole voting power with respect to 310,700 shares. Fred H. Brenner has sole voting power with respect to 259,600 shares.

(2)	Dimensional Fund Advisors Inc. has sole dispositive power with respect to 349,800 shares and sole voting power with respect to 349,800 shares. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such shares.

(3)	Serves as a director of the Company. The address of each individual is 12500 Whitewater Drive, Minnetonka, MN 55343.

(4)	Serves as an executive officer of the Company and appears in the Summary Compensation Table below.

(5)	Includes the following number of shares which could be purchased under stock options exercisable within 60 days from the record date: Mr. Herman, 95,417 shares; Mr. Garrett, 17,501 shares; Mr. Holland, 24,167 shares; Mr. Wood, 17,500 shares; and all officers and directors as a group, 189,585 shares.

(6)	Includes 6,000 shares held by Mr. Garrett’s spouse. Mr. Garrett disclaims beneficial ownership of such shares.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors to serve during the following year. The Bylaws also authorize the Board to increase the number of directorships between annual meetings of shareholders. The Board of Directors has recommended that the number of directors to be elected this year be set at five. Two members of the Board of Directors retired in 2000 and the Company has named one person, Mr. Armstrong, to fill one of the two vacancies. For this reason, only the four persons named below will be elected at the annual meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board of Directors intends to name one person to fill the remaining vacancy on the Board by the end of the fiscal year.

      The Board of Directors recommends that the shareholders elect the nominees named below as directors of the Company for the ensuing year. It is intended that the persons named as proxies will vote the proxies for the election as directors of the nominees named below. Each nominee is presently a director of the Company. Unless otherwise indicated, each nominee has held his present occupation as set forth below, or has been an officer with the organization indicated, for more than the past five years. Each nominee has indicated his willingness to serve, but should any nominee be unable to serve as a director, the persons named as proxies may vote for a substitute nominee in their discretion.

Jay A. Herman Director since 1989 Age — 52	President and Chief Executive Officer of the Company since June 1989

Mr. Herman joined the Company as Executive Vice President and Chief Financial Officer in May 1988 and was promoted to President in June 1989. Prior to joining the Company, Mr. Herman was Vice President and Chief Financial Officer of Gelco Corporation’s International Division. He held that post from 1986 to 1988. Between 1979 and 1986, Mr. Herman held the positions of Vice President of Administrative Services for Gelco Corporation and Director of Planning and Budgets for Gelco’s Fleet Leasing Division. Before joining Gelco, Mr. Herman held several positions with General Mills.

Thomas H. Garrett III Director since 1986 Age — 55	Business Consultant

Mr. Garrett is Secretary to the Company and has been a business and legal consultant since July 1996. Prior to July 1996, Mr. Garrett was a partner at the law firm of Lindquist & Vennum P.L.L.P. of Minneapolis, Minnesota. He served as its Managing Partner from 1993 through 1995. Mr. Garrett is also a director of St. Jude Medical, Inc. and Lifecore Biomedical, Inc.

Gary R. Holland Director since 1992 Age — 58	Chairman, President and Chief Executive Officer of Fargo Electronics, Inc.

Mr. Holland is Chairman of the Board of Directors, President and Chief Executive Officer of Fargo Electronics, Inc., a manufacturer of plastic card personalization equipment. He is also Chairman of the Board of Directors of Datakey, Inc., a manufacturer of portable data devices, and currently owns Holland & Associates, a Minneapolis-based consulting firm. He previously served as President and Chief Executive Officer of Datacard Corporation, a manufacturer of plastic transaction cards, embossing and encoding equipment and transaction terminals, from 1982 to 1992.

R. Stephen Armstrong Director since 2000 Age — 50	Executive Vice President and Chief Financial Officer of Patterson Dental Company

Mr. Armstrong is Executive Vice President and Chief Financial Officer of Patterson Dental Company, a distributor of dental equipment, supplies and services. Prior to joining Patterson Dental Company in 1999, Mr. Armstrong was a partner in public accounting at Ernst & Young LLP.

Vote Required

      The affirmative vote of a majority of the shares represented at the meeting of the Company’s Common Stock is required for the election of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE

      The Board of Directors met four times during fiscal 2000. The Board of Directors has two standing committees, the Executive Committee and the Audit Committee. The Executive Committee is composed of the Chairman of the Board of Directors for the Company (vacant) and Mr. Herman. The Executive Committee did not meet during fiscal 2000. The Executive Committee has the power of the Board and also acts as an advisory body to the Board by reviewing various matters prior to their submission to the Board. The Audit Committee is currently comprised of Messrs. Armstrong, Garrett and Holland. The Audit Committee met five times in fiscal 2000 and has met once since September 30, 2000 to review the 2000 audit and the recommendations of the Company’s independent auditors. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company’s independent auditors and approves additional services to be provided by the auditors. The Committee reviews audited financial statements of the Company. Each director attended 75% or more of the meetings during fiscal 2000 of the Board of Directors and Board Committees on which he served.

      During fiscal 2000, directors were paid a quarterly retainer of $1,250, a fee of $1,000 for each meeting attended of the Board of Directors and $500 for each meeting attended of any committee on which they serve. No compensation for serving as a director was paid to Mr. Herman.

      The Company’s 1997 Stock Plan (the “1997 Plan”) and, if approved by shareholders, the Company’s 2000 Stock Plan (the “2000 Plan”) allow for the granting of discretionary stock options and other stock-based awards to directors of the Company, including non-employee directors. The 1997 Plan and 2000 Plan do not currently provide for annual automatic grants to non-employee directors.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table shows, for the fiscal years ending September 30, 2000, 1999 and 1998, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Jay A. Herman, the Company’s President and Chief Executive Officer as well as to the Company’s only other most highly compensated officer in office at the end of fiscal 2000 (the “Named Executives”). No other executive officers of the Company received total cash compensation exceeding $100,000 during fiscal 2000.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual Compensation		Awards

				Securities
				Underlying	All Other
Name and Position	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

Jay A. Herman	2000	$218,109	$35,000	20,000 (1)	$27,897	(2)

President and Chief	1999	209,751	45,000	60,000 (3)	27,545	(4)

Executive Officer	1998	201,703	35,000	15,000 (5)	105,673	(6)

Peter J. Wood	2000	$105,701	$0	15,000 (7)	$41,610	(8)

Vice President	1999	100,000	5,000	40,000 (9)	21,104	(10)

Engineering	1998	94,453	0	0	462	(11)

(1)	Reflects an option grant of 20,000 shares at $2.688 per share.

(2)	Includes $13,438 of executive benefits, $8,705 for a car allowance and a $4,800 matching contribution under the Company’s 401(k) Plan.

(3)	Reflects an option grant of 60,000 shares at $2.625 per share.

(4)	Includes $14,375 of executive benefits, $8,370 for a car allowance and a $4,800 matching contribution under the Company’s 401(k) Plan.

(5)	Reflects an option grant of 15,000 shares at $4.75 per share.

(6)	Includes $92,625 for the exercise of stock options, $8,048 for a car allowance and a $5,000 matching contribution under the Company’s 401(k) Plan.

(7)	Reflects an option grant of 15,000 shares at $2.688 per share.

(8)	Includes $19,065 for exercise of stock options, $18,130 for relocation expenses and $3,180 matching contribution under the Company’s 401(k) Plan..

(9)	Reflects an option grant of 40,000 shares at $2.625 per share.

(10)	Includes $19,104 for relocation expenses and $2,000 matching contribution under the Company’s 401(k) Plan.

(11)	Reflects a matching contribution under the Company’s 401(k) Plan.

Option Exercises and Holdings

      The following table sets forth information with respect to an option grant to the Named Executives in fiscal 2000:

OPTION GRANTS IN LAST FISCAL YEAR

		Individual Grant

					Potential Realizable
					Value at Assumed
					Annual Rates
	Number of	Percent of			of Stock Price
	Securities	Total Options			Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise	Expiration
Name	Granted (#)	Fiscal Year	Price	Date	5%	10%

Jay A. Herman	20,000	17%	$2.688	10/01/06	$21,886	$51,003

Peter J. Wood	15,000	13%	$2.688	10/01/06	$16,414	$38,252

__________________

      The following table sets forth information with respect to the Named Executives concerning the exercise of options during 2000 and unexercised options held as of September 30, 2000:

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options (#)		In-the Money Options ($)(1)
	Shares Acquired
Name	on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jay A. Herman	—	—	95,417	62,083	$38,862	$103,028

Peter J. Wood	5,000	$19,065	17,500	42,500	$17,815	$70,630

(1)	Based on a market price of $4.438 per share for the Company’s Common Stock as of September 30, 2000.

Employment Agreement

      Effective October 1, 2000, the Board approved an Employment Agreement for Mr. Herman. Under the agreement, Mr. Herman receives a minimum base salary of $228,228 and is eligible for bonuses and fringe benefits made available to executive officers of the Company. The agreement provides that, if Mr. Herman’s employment is terminated (i) by the Company for reasons other than disability or “Cause” or (ii) by Mr. Herman for “good reason,” following a “change in control” as defined in the agreement, then the Company shall pay a severance payment equal to three times Mr. Herman’s base salary during the period prior to the termination. In general, a change in control would occur when 50% or more of the Company’s outstanding voting stock is acquired by any person, when the shareholders approve an asset sale, merger, consolidation or other major corporate event, or when the current members of the Board of Directors or their successors, elected or nominated by such members, cease to be a majority of the Board of Directors. The agreement also provides that, if Mr. Herman’s employment is terminated (i) by the Company for reasons other than disability or “Cause” or (ii) by      Mr. Herman for “good reason” and no “change of control” has occurred, then the Company shall pay a severance payment equal to two times Mr. Herman’s base salary during the period prior to termination. In addition, if Mr. Herman’s employment is terminated prior to October 1, 2001 other than by Mr. Herman without “good reason” or for reasons other than death or disability, then Mr. Herman shall receive a lump sum payment of $150,000 which shall first be applied to any debt owed to the Company by Mr. Herman under the Company’s discontinued Executive Loan Program.

Compensation Committee Interlocks and Insider Participation

      The full Board of Directors of the Company acts as the Compensation Committee. Jay A. Herman, the President and Chief Executive Officer of the Company, served on the Board of Directors during 2000 but abstained from votes related to his compensation.

Report on Executive Compensation

      Decisions on compensation of the Company’s executives are made by the entire Board of Directors. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”).

      The Company uses various compensation surveys and outside consultants to develop its compensation strategy and plans. The Board also refers to such surveys for executive compensation purposes. The Board has not used outside consultants to prepare specific studies, but the Board would be free to do so in the exercise of its independent judgment.

      There are four components to the Company’s executive compensation program: (1) base salary; (2) bonus; (3) stock options; and (4) profit sharing/retirement. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. To this end, the Board has adjusted the mix of the compensation components from year to year according to survey data and the Company’s performance.

      Base Salary. Executive base salaries are adjusted annually based on cost of living adjustments. Historically, base compensation increases have rarely exceeded 5%. Exceptions have been made in cases where job skills, performance and competitive salary information justify same.

      Bonus. The Board annually approves executive bonuses based upon the achievement of predetermined earnings and development objectives the Board believes are critical to the Company’s long-term progress. Bonuses are payable to deserving executives, managers and key employees based upon the recommendation of the President and Chief Executive Officer. For each of the last five years, an annual bonus of $35,000 has been paid to the President and Chief Executive Officer in order to reduce his indebtedness under the Company’s discontinued Executive Loan Program (see “Certain Transactions”).

      Stock Options. The Company’s current stock option plans include executives, managers and key employees. Stock options have been granted periodically by the Board of Directors. The Company’s 1991 and 1997 Plans allow the grant of options, both incentive and non-qualified, as well as restricted and deferred stock awards. Restricted stock grants have been used sparingly. The Company’s option grants and restricted stock awards are subject to time vesting in 20% — 25% annual increments commencing on the first anniversary of the date of grant. During fiscal 2000, the Company granted stock options to purchase an aggregate of 108,500 shares of Common Stock to eight executive officers and employees, and one director of the Company.

      Profit Sharing/Retirement. The Company sponsors a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company. The Board approves the corporate matching formula for all employees.

      Chief Executive Compensation. Mr. Herman’s compensation for the period 1998 — 2000 is shown in the summary compensation table above. The Board of Directors believes that Mr. Herman has managed the Company extremely well in a difficult competitive environment and that his compensation is consistent with this evaluation. Mr. Herman has been subject to employment agreements with the

Company since 1990. The Agreement (described in “Employment Agreement” set forth above) provides that the Board may increase Mr. Herman’s base salary from time to time, as it deems advisable.

Submitted by the Compensation Committee of the Company’s Board of Directors:

R. Stephen Armstrong	Thomas H. Garrett	Jay A. Herman	Gary R. Holland

Board Audit Committee Report

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on June 6, 2000, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards.

      The Audit Committee held five meetings during fiscal year 2000. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors, Ernst & Young LLP.

      The Audit Committee reviewed and discussed the audited financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with the independent auditors the auditors’ independence from management and the Company and considered the compatibility of nonaudit services with the auditors’ independence.

      Based on the discussions with management and Ernst & Young LLP, the Audit Committee’s review of the representations of management and the report of Ernst & Young LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

R. Stephen Armstrong	Thomas H. Garrett	Gary R. Holland

      The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

Stock Performance

The graph below sets forth a comparison of the cumulative shareholder return of the Company’s Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Total Return Index for the Nasdaq Stock Market — U.S. Companies and a peer group made up of the following four companies whose business is selling capital equipment to the industrial printing industry: Baldwin Technology Company Inc., Gunther International Ltd., Publishers Equipment Corp., and Stevens International, Inc. The graph below compares the cumulative total return of the Company’s Common Stock over the last five fiscal years assuming a $100 investment on October 1, 1995 and assuming reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG CHECK TECHNOLOGY CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER
GROUP

DOLLARS
400
350
300
250
200
150
100
50
0
1995
1996
1997
1998
1999
2000
Check Technology Corporation
Nasdaq Stock Market (U.S.)
Peer Group

	Cumulative Total Return

	9/95	9/96	9/97	9/98	9/99	9/00

Check Technology Corporation	$100	$133	$66	$40	$37	$60

Nasdaq Stock Market (U.S.)	100	119	163	166	270	359

Peer Group	100	50	74	56	28	25

      The preceding performance graph shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2

APPROVAL OF 2000 STOCK PLAN

General Information

      On December 5, 2000, the Company’s Board of Directors approved the Company’s 2000 Stock Plan (the “2000 Plan”), subject to approval by the shareholders. The purpose of the 2000 Plan is to enable the Company and its subsidiaries to retain and attract key employees, consultants and directors who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such key employees, consultants and directors to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The 2000 Plan authorizes the granting of awards in the form of stock options, restricted stock and deferred stock and is substantially identical to the 1997 Stock Plan.

      There are 1,250,000 shares of Common Stock available for issuance under the 2000 Plan. The Board of Directors has approved the 2000 Stock Plan in part because as of December 5, 2000, the Company’s existing 1997 Stock Plan had only 103,667 shares remaining for issuance.

Summary of the 2000 Plan

      Eligibility and Administration. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries, as well as selected consultants under contract to the Company and directors are eligible to be granted awards under the 2000 Plan. The 2000 Plan is administered by the Board, or in its discretion, by a committee of at least two “non-employee directors” who are also “outside directors,” as defined in the 2000 Plan (the “Committee”), who shall be appointed by the Board. The term “Board” as used in this section refers to the Company’s Board of Directors or the Committee. The Board has the power to make awards, determine the number of shares covered by each award and other terms and conditions of such awards, interpret the 2000 Plan, and adopt rules, regulations and procedures with respect to the administration of the 2000 Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the 2000 Plan.

Awards Under the 2000 Plan

      Stock Options. The Board may grant stock options that either qualify as “incentive stock options” under the Code or are “non-qualified stock options” in such form and upon such terms as the Board may approve from time to time. Stock options granted under the 2000 Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board’s discretion, by tendering promissory notes or Common Stock. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee’s lifetime.

      Stock options may be exercised during varying periods of time after a participant’s termination of employment, depending upon the reason for the termination. Following a participant’s death, the participant’s stock options may be exercised by the legal representative of the estate or the optionee’s legatee for a period of one year or until the expiration of the stated term of the option, whichever is less. The same time period applies if the participant is terminated by reason of disability or retirement. If the participant’s employment is terminated for any reason other than death, disability or retirement, the participant’s stock options immediately terminate, except that, if the participant is involuntarily terminated without Cause by the Company, the participant’s stock options may be exercised to the extent such were exercisable at the time of termination for the lesser of one month or the balance of the option’s term. In the event of termination of employment by reason of disability or retirement, if an incentive stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a non-qualified stock option.

      No incentive stock options shall be granted under the 2000 Plan after December 5, 2010. The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the Common Stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The exercise price under an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted (or, in the event the participant owns more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted). The exercise price for non-qualified options granted under the 2000 Plan may be determined by the Board at the time of grant.

      Restricted Stock. The Board may grant restricted stock awards that result in shares of Common Stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Board. The Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements. The provisions of restricted stock awards need not be the same with respect to each recipient.

      The restricted stock granted under the 2000 Plan will be held in custody by the Company until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive dividends. Unless and until any restrictions on the shares shall have lapsed, participants shall have no right to sell, transfer, pledge or assign the restricted stock awarded under the 2000 Plan. Notwithstanding the foregoing, all restrictions with respect to restricted stock lapse sixty (60) business days prior to the occurrence of a dissolution, merger or other significant corporate change in the Company, as provided in the 2000 Plan. Except as otherwise provided in the award agreement, upon termination of employment of a participant voluntarily by the employee or for Cause (as defined therein), all such shares with respect to which restrictions have not lapsed will be forfeited by the participant and returned to the Company, subject to the right of the Committee to waive such restrictions in the event of a participant’s death, total disability, retirement or under special circumstances approved by the Committee.

      Deferred Stock. The Board may grant deferred stock awards that result in shares of Common Stock being issued to a participant or group of participants upon the expiration of a deferral period. The Board may condition the grant of deferred stock upon the attainment of specified performance goals. The provisions of deferred stock awards need not be the same with respect to each recipient.

      Upon termination of employment for any reason during the deferral period for a given award, the deferred stock in question will be forfeited by the participant, subject to the Board’s ability to waive any remaining deferral limitations with respect to a participant’s deferred stock. During the deferral period, deferred stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered and any dividends declared with respect to the number of shares covered by a deferred stock award will either be immediately paid to the participant or deferred and deemed to be reinvested in additional deferred stock, as determined by the Board. The Board may allow a participant to elect to further defer receipt of a deferred stock award for a specified period or until a specified event.

      Stock Options of Directors Who Are Not Employees. Under the 2000 Plan, the Board may, at its discretion, amend the 2000 Plan to provide for the annual, automatic granting of a defined number of options to directors who are not employees of the Company upon such terms and conditions as the Board deems advisable.

      General Provisions. The Board may, at the time of any grant under the 2000 Plan, provide that the shares received under the 2000 Plan shall be subject to repurchase by the Company in the event of termination of employment of the participant. The repurchase price will be the fair market value of the stock or, in the case of a termination for Cause (as defined in the 2000 Plan), the amount of consideration paid for the stock. The Board may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Board, with respect to any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

Federal Income Tax Consequences

      Stock Options. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise is treated as alternative minimum taxable income for purposes of the alternative minimum tax.

      If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. Capital gains resulting from property held for more than 12 months will be taxed at a maximum rate of 20%. Capital gains resulting from property held for less than one year will be taxed at the individual’s applicable ordinary income tax rate.

      An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option, which includes options granted to non-employee directors. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. If, however, an optionee is subject to Section 16(b) of the 1934 Act (i.e., is an executive officer, director or 10% shareholder of the Company) and the optionee exercises the option within six months after the date the option was granted, he or she will not realize taxable compensation income until six months after the grant of the non-qualified stock option. In such event, the amount of the optionee’s compensation income will equal the difference between the aggregate option price and the fair market value of the stock on the date immediately preceding the sixth month anniversary of the date of grant. An optionee who is subject to Section 16(b) may, however, elect under Section 83(b) of the Code to be taxed at the time of exercise of a non-qualified stock option in the same manner as an optionee who is not subject to Section 16(b). In any event, the Company is entitled to a tax deduction to the extent, and at the time, that the optionee realizes compensation income.

      Upon the exercise of a non-qualified stock option, the 2000 Plan requires the optionee to pay to the Company any amount necessary to satisfy applicable federal, state or local withholding tax requirements. Under the 2000 Plan, the Board may grant options that permit the optionee to elect to satisfy withholding tax requirements associated with the exercise of an option by authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee that number of shares having an aggregate fair market value equal to the tax required to be withheld. The Company then would pay the tax liability from its own funds.

      Restricted Stock and Deferred Stock. The grant of restricted stock should not result in immediate income for the participant or in a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions which would result in a “substantial risk of forfeiture” as intended by the Company. If the shares are transferable or there are no such restrictions, the participant would recognize compensation income when any such restrictions lapse. The amount of such income will be the value of the Common Stock on that date less any amount paid for the shares. Dividends paid on the Common Stock and received by the participant during the restricted period would also be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income. A participant may elect, under Section 83(b) of the Code, to be taxed on the value of the stock at the time of award. If this election is made, the fair market value of the stock at the time of the election is taxable to the participant as compensation income, and the Company is entitled to a corresponding deduction. Dividends on the stock are then taxable to the participant and are no longer deductible by the Company.

      Participants may be required to pay in cash to the Company any taxes required to be withheld at the date restrictions lapse with respect to restricted stock. The participant may elect to satisfy withholding, in whole or in part, by having the Company withhold shares of Common Stock having an aggregate fair market value equal to the amount required to be withheld. The Company would pay the tax liability from its own funds.

Registration With the SEC

      Upon approval of the 2000 Plan by the shareholders, the Company intends to file a registration statement covering the offering of the shares of Common Stock issuable under the 2000 Plan with the Securities and Exchange Commission pursuant to the 1933 Act, as amended.

Vote Required

      Shareholder approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2000 STOCK PLAN

PROPOSAL 3

APPROVAL OF AUDITORS

      Ernst & Young LLP, independent auditors, have been auditors for the Company since its inception. They have been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company’s auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Ernst & Young LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

Audit Fees

      The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of the Company’s consolidated annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2000 were $121,598.

All Other Fees

      Other than audit fees, the aggregate fees billed to the Company by Ernst & Young LLP for the most recent fiscal year, none of which were financial information systems design and implementation fees, were $32,288. This figure includes fees of $27,788 for audit-related services such as pension audits, statutory filings and accounting consultations, and fees of $4,500 for all nonaudit services such as tax-related services. The Audit Committee determined that the non-audit services performed by Ernst & Young LLP are not incompatible with maintaining Ernst & Young LLP’s independence with respect to the Company.

      A representative of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF
ERNST & YOUNG LLP

CERTAIN TRANSACTIONS

      The Company had an Executive Loan Program whereby certain executives could borrow the cash required for the exercise of stock options as well as the tax consequences as a result of the exercise (the “Executive Loan Program”). In May 1995, Jay A Herman, President and Chief Executive Officer of the Company, pursuant to the Executive Loan Program, executed two promissory notes with the Company for an aggregate principal amount of approximately $145,000 (the “Notes”) for the exercise of 40,000 shares of Common Stock at a price of $2.00 per share. The per share market price of the shares was $6.375 on the date of exercise. The 40,000 shares Mr. Herman received from the exercise are pledged as collateral for the Notes. The terms of the Notes were subsequently amended in fiscal 1997 and fiscal 1998. The Notes currently bear interest at a fixed rate of 5.25% per annum and may not be prepaid without Board approval. During fiscal 2000, the Company converted the notes to a stock option award valued at $225,000 to be earned and recognized as compensation expense over a twelve-month period.

SHAREHOLDER PROPOSALS

      The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Check Technology Corporation 2001 Annual Meeting of Shareholders is expected to be held on or about March 21, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 3, 2001. In addition, if the Company receives notice of a shareholder proposal after January 3, 2002, such proposal will be considered untimely pursuant to the Company’s Bylaws and the persons named as proxies solicited for the Company’s 2002 Annual Meeting may exercise discretionary voting power with respect to such proposal.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) under the 1934 Act, executive officers, directors and 10% shareholders of the Company are required to file reports on Forms 3, 4 and 5 of their beneficial holdings and transactions in the Company’s Common Stock. During fiscal 2000, Peter Wood did not timely file one Form 4, and Robert Barniskis, Jay Herman, Dieter Schilling and Peter Wood did not timely file Form 5.

Other Matters

      The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

      The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company’s financial statements for the fiscal year ended September 30, 2000. A copy of Form 10-K, the Annual Report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests such in writing from the Company, at the address noted on the first page of this Proxy Statement.

BY THE ORDER OF THE BOARD OF DIRECTORS

Thomas H. Garrett III Secretary

Appendix A

CHECK TECHNOLOGY CORPORATION
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the Check Technology Corporation Audit Committee (the committee). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The committee shall provide assistance to the board of directors in fulfilling their oversight responsibility relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements. In so doing, the committee will encourage free and open communication between the committee, the independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee will endeavor to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

A-1

•	The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Indemnification

The Audit Committee members will be indemnified by the Company to the maximum extent provided under Minnesota law or in accordance with any indemnification agreements between the Company and such committee members.

A-2

Appendix B

CHECK TECHNOLOGY CORPORATION
2000 STOCK PLAN

      SECTION 1. General Purpose of Plan; Definitions.

      The name of this plan is the Check Technology Corporation 2000 Stock Plan (the “Plan”). The purpose of the Plan is to enable Check Technology Corporation (the “Company”) to retain and attract executives and other key employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

      For purposes of the Plan, the following terms shall be defined as set forth below:

a.	“Board” means the Board of Directors of the Company as it may be comprised from time to time.

b.	“Cause” means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

c.	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

d.	“Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

e.	“Consultant” means any person, including an advisor, engaged by the Company or a Parent Corporation or a Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A director who is not an employee may serve as a Consultant.

f.	“Company” means Check Technology Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

g.	“Deferred Stock” means an award made pursuant to Section 7 below of the right to receive stock at the end of a specified deferral period.

h.	“Disability” means permanent and total disability as determined by the Committee.

i.	“Early Retirement” means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

j.	“Fair Market Value” means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations with respect to “incentive stock options.”

k.	“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

1.	“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

m.	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a “Non-Qualified Stock Option.”

n.	“Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

o.	“Outside Director” means a director who (a) is not a current employee of the Company or any member of an affiliated group which includes the Company (other than acting as Secretary for no compensation as such); (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company (other than acting as Secretary for no compensation as such); (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

p.	“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

q.	“Restricted Stock” means an award of shares of Stock that are subject to restrictions under Section 6 below.

r.	“Retirement” means Normal Retirement or Early Retirement.

s.	“Stock” means the Common Stock of the Company.

t.	“Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

u.	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      SECTION 2. Administration.

      The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom shall be Non-Employee Directors upon the Company becoming subject to the insider reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and also Outside Directors upon the Company becoming subject to the requirements of Rule 162(m) of the Code. Committee members shall be appointed by the Board of Directors of the Company and shall serve at the pleasure of the Board. Any or all of the functions of the Committee specified in the Plan may be exercised by the Board, unless the Plan specifically states otherwise.

      The Committee shall have the power and authority to grant to eligible employees, directors or Consultants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock, or (iii) Deferred Stock awards.

      In particular, the Committee shall have the authority:

            (i) to select the officers, directors and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options, Restricted Stock and Deferred Stock awards may from time to time be granted hereunder;

            (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Deferred Stock awards, or a combination of the foregoing, are to be granted hereunder;

            (iii) to determine the number of shares to be covered by each such award granted hereunder;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto);

            (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to executive officers of the Company the authority to exercise the powers specified in (i), (ii), (iii), (iv) and (v) above with respect to persons who are not executive officers of the Company.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

      SECTION 3. Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,250,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

      If any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

      SECTION 4. Eligibility.

      Officers, directors, other key employees of the Company and Subsidiaries, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Restricted Stock or Deferred Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

      Notwithstanding the foregoing, upon the Company becoming subject to the requirements of Section 162(m) of the Code, no person shall receive grants or awards under this Plan which exceed 250,000 shares during any fiscal year of the Company.

      SECTION 5. Stock Options.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after the tenth anniversary of the date this Plan is adopted by the Company’s Board of Directors.

      The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

      Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

      (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, provided, however, that upon the Company becoming subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, a Stock Option granted to an officer, director or 10% shareholder of the Company shall not be exercisable for a period of six (6) months after the date of grant unless the Stock Option has been approved by the Board, the Committee or shareholders of the Company. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, extend or vary the term of any Stock Option or any installment thereof, whether or not the optionee is then employed by the Company, if such action is deemed to be in the best interests of the Company.

      Notwithstanding anything contained in the Plan to the contrary, unless the certificate or agreement evidencing a Stock Option provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

      The grant of a Stock Option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan’s purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at any time in its sole discretion, payment in full or in part may also be made in the form of Stock already owned by the optionee (which in the case of Stock remitted for exercise of an option have been owned for more than six months on the date of surrender) or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that in the event payment is made in the form of shares of Restricted Stock or a Deferred Stock award, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock or Deferred Stock award tendered as payment by the optionee. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 13.

      (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

      (f) Termination by Death. If an optionee’s employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

      (g) Termination by Reason of Disability. If an optionee’s employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. If an optionee’s employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Other Termination. Unless otherwise determined by the Committee, in the event an optionee’s continuous status as an employee or Consultant terminates (other than upon the optionee’s death, Retirement or Disability), the Stock Option shall thereupon terminate except that, if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Parent Corporation, the option may be exercised to the extent it was exercisable at such termination for the lesser of one month or the balance of the option’s term.

      (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

      (k) Directors Who Are Not Employees. The Board of Directors may, at its discretion, amend this Plan to provide for annual automatic grants to directors who are not employees of the Company upon such terms and conditions as the Board deems advisable. In the event discretionary Stock Options are granted to members of the Committee, such Stock Options shall be granted by the Board.

      SECTION 6. Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, directors, key employees and Consultants of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      In the event Restricted Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

      (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

(i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Check Technology Corporation 2000 Stock Plan and an Agreement entered into between the registered owner and Check Technology Corporation. Copies of such Plan and Agreement are on file in the offices of Check Technology Corporation, 12500 Whitewater Drive, Minnetonka, Minnesota 55343.”

(ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. In no event shall the Restriction Period be less than one (1) year. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

(ii) Except as provided in paragraph (c)(i) of this Section 6, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph (f) of Section 12).

Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

(iii) Subject to the provisions of the award agreement and paragraph (c)(iv) of this Section 6, upon termination of employment, directorship (if the award was based on services as a director) or consulting relationship for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant’s shares of Restricted Stock.

(v) Notwithstanding anything contained in the Plan to the contrary, unless the agreement evidencing a Restricted Stock Award provides otherwise, all restrictions on an Restricted Stock Award shall lapse sixty (60) days prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

      SECTION 7. Deferred Stock Awards.

      (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, directors, key employees and Consultants of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph (b) of this Section 7. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

      In the event Deferred Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

      (b) Terms and Conditions.

(i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. In no event shall the Deferral Period be less than one (1) year. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

(ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

(iii) Subject to the provisions of the award agreement and paragraph (b)(iv) of this Section 8, upon termination of employment, directorship (if the award was based on services as a director) or consulting relationship for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

(iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant’s Deferred Stock.

(v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

      SECTION 8. Transfer, Leave of Absence, etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

      (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

      (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

      SECTION 9. Amendments and Termination.

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would adversely impair the rights of an optionee or participant under a Stock Option, Restricted Stock or other Stock-based award theretofore granted, without the optionee’s or participant’s consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements.

      The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively to the extent such amendment is consistent with the terms of this Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan.

      SECTION 10. Unfunded Status of Plan.

      The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

      SECTION 11. Ancillary Plans for Non-U.S. Employees.

      The Committee may from time to time at its discretion create one or more stock option plans which are ancillary to this Plan and intended for employees of the Company or any Subsidiary who are located outside the United States. The Committee shall then allocate from time to time to such ancillary plans designated portions of the shares available for grant under this Plan. Such ancillary plans shall be subject to the provisions of this Plan and to whatever provisions are set forth in the ancillary plan to satisfy legal and tax requirements of the foreign country to whose residents the ancillary plan relates.

      SECTION 12. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other Stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

      (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

      (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 12(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

      (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

      (f) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company’s chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

      (g) The Plan is expressly made subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan’s adoption by the Board of Directors, then no further awards shall be made under this Plan, any existing Non-Qualified Stock Options shall remain in force in accordance with their terms under this Plan, and any existing Incentive Stock Options shall become and be Non-Qualified Stock Options.

Adopted by Board of Directors: December 5, 2000

Adopted by Stockholders: ___________

CHECK TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, March 22, 2001
3:00 p.m.

At The Offices of Check Technology Corporation
12500 Whitewater Drive
Minnetonka, MN 55343

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CHECK TECHNOLOGY CORPORATION

12500 Whitewater Drive, Minnetonka, MN 55343	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 22, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, 2 and 3.

      The undersigned hereby appoints Jay A. Herman and Thomas H. Garrett III, or either of them, proxies with full power of substitution to vote all shares of stock of Check Technology Corporation of record in the name of the undersigned at the close of business on January 23, 2001, at the Annual Meeting of Shareholders to be held in Minnetonka, Minnesota on March 22, 2001, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

COMPANY#

CONTROL#

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY ***IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

•	Follow the simple instructions the Voice provides you.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Check Technology Corporation, c/o Shareowner Services,(SM) P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone, please do not mail your Proxy Card

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The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors:	01 R. Stephen Armstrong	02 Thomas H. Garrett III	[ ]	Vote FOR	[ ]	Vote WITHHELD

		03 Jay A. Herman	04 Gary R. Holland		all nominees (except as marked)		from all nominees

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. PROPOSAL TO ADOPT THE 2000 STOCK PLAN	[ ] For [ ] Against [ ] Abstain
3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.	[ ] For [ ] Against [ ] Abstain

4. IN THEIR DISCRETION, UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.	[ ] For [ ] Against [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSALS.

Address Change? Mark Box [ ]

Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.